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                                                                  EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT

The Board of Directors
American Technologies Group


     We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 (File Nos. 333-49605 and 333-31157) of our report dated November 9, 1999, appearing in the Annual Report on Form 10-KSB of American Technologies Group, Inc. and subsidiaries for the year ended July 31, 1999.


                                                        CORBIN & WERTZ


Irvine, California
November 15, 1999